UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-23860

Polen Credit Opportunities Fund

(Exact name of registrant as specified in charter)

103 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

Polen Credit Opportunities Fund

1636 N Cedar Crest Blvd. #161

Allentown, PA 18104

(Name and address of agent for service)

Registrant’s telephone number, including area code:  856-528-3500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Polen Credit Opportunities Fund
Institutional Class
ANNUAL REPORT
April 30, 2026
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

POLEN CREDIT OPPORTUNITIES FUND
Annual Report
Management’s Discussion of Fund Performance
April 30, 2026
SUMMARY OF RESULTS
Over the trailing twelve-month period ending April 30, 2026, the Polen Credit Opportunities Fund’s (the “Fund”) Institutional share class (PCOFX) returned 2.07% net of fees, compared to 7.42% for the 50% ICE BofA U.S. High Yield Index and 50% S&P UBS Leveraged Loan Index (the “Index”).
MARKET REVIEW & OUTLOOK
REVIEW
Following the volatility sparked by “Liberation Day” in early April 2025, markets spent much of the subsequent months digesting evolving trade policies and recalibrating growth expectations. While initial fears of prolonged disruption led to downward revisions in economic forecasts and a more cautious Federal Reserve, conditions began to stabilize as the year progressed. Inflation pressures moderated more than anticipated, allowing the Fed to resume its easing cycle and implement additional rate cuts. Periodic bouts of volatility persisted, largely tied to policy headlines and geopolitical risks while the broader economic backdrop remained resilient. During the period, the ICE BofA U.S. High Yield Index produced a gain, with BB-rated bonds out gaining B-rated bonds and CCC-rated bonds. In addition, during the period, the top performing sectors were Energy, Telecommunications and Healthcare, while the biggest laggards were the Technology & Electronics, Transportation and Banking sectors.
Meanwhile, the Morningstar LSTA Leveraged Loan Index produced gains but loans lagged high yield bonds. Accelerating weakness in the software subsector and heavy supply to start 2026 pressured returns. Performance across ratings favored higher-quality credits, with BB-rated loans outperformed both B-rated loans and CCC-rated loans. From a sector perspective, Real Estate, Communication Services and Energy were the top performers, while the Information Technology, Materials and Consumer Discretionary sectors lagged.
OUTLOOK
Geopolitical risks continue to dominate market sentiment. While progress seems to have been made regarding a resolution to the Iranian conflict, the ultimate outcome remains uncertain. The longer the duration of the conflict, the greater the likelihood of potential energy shortages and broader raw materials inflation stemming from the closure of the Strait of Hormuz, which would likely be a drag on growth. Although the global economy has shown significant resilience in the face of such uncertainty, higher-for-longer rates coupled with the growing risk of monetary policy mistakes add another layer of concern and complexity. Given the current market environment, in the last several months, Polen Capital Credit, LLC has positioned the Fund more defensively, with a view towards taking advantage of any near-term dislocations.
Contributions to relative performance came from:
•        The portfolio’s income advantage and shorter duration amid rising U.S. Treasury yields.
•        The portfolio’s loan holdings rated CCC-, CCC+ and B as well as its high yield bold holdings rated CC.
•        The portfolio’s high yield bond holdings in the Capital Goods sectors.
•        The portfolio’s loan holdings in the Consumer Discretionary and Information Technology sectors.
•        The three largest absolute and relative contributors, Dexko Global Inc., Asurion LLC, and Plastic Partitions Corp.
Detractors from relative performance during the period included:
•        The portfolio’s overweight to CCC-rated loans.
•        High yield bond holdings rated CCC2 and CCC3.
•        The Fund’s underweight to high yield bonds in the Energy sector.
•         The portfolio’s loan holdings in the Industrials sector, as well as its bond holdings in the Automotive and Basic Industry sectors, lagged those of the benchmark.
•        The three largest absolute and relative detractors, Sterling Entertainment, RealTruck Group and Oldcastle BuildingEnvelope.

POLEN CREDIT OPPORTUNITIES FUND
Annual Report
Management’s Discussion of Fund Performance (Continued)
April 30, 2026
The ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third-Party Suppliers and has been licensed for use by Polen Capital Credit, LLC. ICE Data and its Third-Party Suppliers accept no liability in connection with its use. Please contact Polen Capital Credit for a full copy of the applicable disclaimer.
The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The 50% ICE BofA U.S. High Yield Index / 50% S&P UBS Leveraged Loan Index is a blended benchmark comprised of equal allocations of the ICE BofA U.S. High Yield Index and S&P UBS Leveraged Loan Index.
This discussion is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2026 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets. Please also review the disclosures in the Performance Data section for additional applicable information.
This content is being provided for informational purposes only. Although the information and any opinions or views given have been obtained from or based on sources believed to be reliable, no warranty or representation is made as to their correctness, completeness or accuracy. Opinions, estimates, forecasts, and statements of financial market trends that are based on current market conditions constitute the judgment of the investment adviser and are subject to change without notice, including any forward-looking estimates or statements.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The information provided in this document should not be construed as a recommendation to purchase or sell any particular security. The securities discussed do not necessarily represent the entire portfolio. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable or that any future investment recommendations will equal the investment performance of the securities discussed herein. For additional information about the Fund's holdings, please contact info@polencapital.com.
The views and strategies described may not be suitable for all clients. This disclosure does not identify all the risks (direct or indirect) or other considerations which might be material when entering any financial transaction.

POLEN CREDIT OPPORTUNITIES FUND
Annual Report
Performance Data
April 30, 2026
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Credit Opportunities Fund Institutional Class vs. ICE BofA U.S. High Yield Index
Average Annual Total Returns for the Periods Ended April 30, 2026
	1 Year	Since Inception†*
Institutional Class	2.07%	4.01%
Bloomberg U.S. Universal Index**	4.59%	5.60% ***
ICE BofA U.S. High Yield Index****	7.66%	8.14% ***
50% ICE BofA US High Yield Index and 50% S&P UBS Leveraged Loan Index	7.42%	8.33% ***

†	Not Annualized.
*	The Fund's Institutional Class commenced operations on August 28, 2023.
**	Source: Bloomberg Index Services Limited. BLOOMBERG® and the indices referenced herein (the “Indices”, and each such index, an “Index”) are service marks of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”) and/or one or more third-party providers (each such provider, a “Third-Party Provider,”) and have been licensed for use for certain purposes to Polen Capital Credit, LLC (the “Licensee” or the “Adviser”). To the extent a Third-Party Provider contributes intellectual property in connection with the Index, such third-party products, company names and logos are trademarks or service marks, and remain the property, of such Third-Party Provider. Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors, including a Third-Party Provider, approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither Bloomberg nor Bloomberg's licensors, including a Third-Party Provider, shall have any liability or responsibility for injury or damages arising in connection therewith.
***	Benchmark performance is from the commencement date of the Fund only and is not the commencement date of the benchmark itself.
****	Source: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, its affiliates and their respective third-party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the index, index data and any data included in, related to, or derived therefrom. Neither ICE DATA, its affiliates or their respective third-party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the index or the index data or any component thereof, and the index and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE DATA, its affiliates and their respective third-party suppliers do not sponsor, endorse, or recommend the Adviser, the Fund, or any of the Adviser’s products or services.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling 1-833-996-2518. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN CREDIT OPPORTUNITIES FUND
Annual Report
Performance Data (Continued)
April 30, 2026
(Unaudited)
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1 , 2025, are 3.89% and 0.75%, respectively, of the Fund's average daily net assets for the Institutional Class shares, which may differ from the actual expenses incurred by the Fund for the period covered by this report. The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding distribution and service fees, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2026, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser with respect to the Fund for a three-year period following the date of such fee waiver and/or expense reimbursement, to the extent the Fund’s total annual operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
All fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.
The volatility and other material characteristics of the indices referenced may be materially different from the performance achieved. Holdings of portfolios pursuing the strategy may be materially different from those within the index. Indices are unmanaged. It is impossible to invest directly in an index.
The ICE BofA U.S. High Yield Index is maintained by ICE Data Indices, LLC and comprised of U.S. dollar denominated, below investment grade corporate debt publicly issued in the U.S. domestic market. The Bloomberg U.S. Universal Index benchmark covers U.S.-dollar denominated, taxable bonds that are rated either investment grade or high-yield.The S&P UBS Leveraged Loan Index is constructed to reflect the investible universe of U.S.-dollar denominated leveraged loans.
The Bloomberg U.S. Universal Index is the Fund's broad-based securities market index (the “Regulatory Benchmark”). The Fund's other performance benchmarks are the ICE BofA U.S. High Yield Index and a customized index comprising 50% ICE BofA U.S. High Yield Index and 50% S&P UBS Leveraged Loan Index (“Performance Benchmarks”). The Adviser believes the Performance Benchmarks are generally more representative of the market sectors and/or types of investments in which the Fund invests or to which the Fund has exposure and which the Adviser uses to measure the Fund's performance.

Polen Credit Opportunities Fund
Portfolio Holdings Summary Table
April 30, 2026
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
CORPORATE BONDS:
Materials	17.4%	$ 6,261,718
Consumer Discretionary Services	8.0	2,876,559
Consumer Discretionary Products	7.5	2,723,435
Software & Technology Services	6.2	2,236,005
Industrial Services	2.9	1,030,619
Health Care Services	2.1	775,681
Industrial Products	1.8	661,213
Insurance	1.2	419,962
Oil & Gas	0.6	213,850
Media	0.1	40,006
SENIOR LOANS:
Materials	11.8	4,254,565
Health Care	6.1	2,182,730
Financial Services	4.6	1,676,273
Media	4.1	1,464,307
Industrial Services	3.1	1,113,604
Technology Hardware & Semiconductors	1.9	682,550
Insurance	1.8	659,642
Industrial Products	1.2	447,897
ASSET-BACKED SECURITIES	8.8	3,162,294
COMMON STOCKS:
Materials	1.7	616,386
Industrial Products	0.5	164,548
PREFERRED STOCKS:
Consumer Discretionary Services	2.1	749,139
WARRANTS:
Consumer Discretionary Services	0.0	—
Other Assets in Excess of Liabilities	4.5	1,627,907
NET ASSETS	100.0%	$36,040,890

Portfolio holdings are subject to change at any time.
The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System (“BICS”).
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments
April 30, 2026
	Par Value	Value
CORPORATE BONDS† — 47.8%
Consumer Discretionary Products — 7.5%
Dexko Global, Inc., 7.50%, 4/15/32(a)	$2,116,650	$ 1,901,175
Realtruck Group, Inc., 6.25%, PIK, 7/31/31(a)(b)	1,981,350	822,260
		2,723,435
Consumer Discretionary Services — 8.0%
Fertitta Entertainment, LLC, 6.75%, 1/15/30(a)	1,360,000	1,314,442
Jacobs Entertainment, Inc., 6.75%, 2/15/29(a)	320,000	313,600
Penn Entertainment, Inc., 6.75%, 4/1/31(a)	750,000	743,349
Scientific Games Holdings LP, 6.625%, 3/1/30(a)	600,000	505,168
		2,876,559
Health Care Services — 2.1%
APM West-Star Intermediate LLC, Tranche A, 10.20% (SOFR+650 bps), 7/25/30(c)(d)(e)	596,493	596,493
APM West-Star Intermediate LLC, Tranche B, 13.00%, PIK, 7/25/30(b)(d)(e)	179,188	179,188
		775,681
Industrial Products — 1.8%
Madison IAQ, LLC, 5.875%, 6/30/29(a)	663,000	661,213
Industrial Services — 2.9%
Colca Capital, 15.50%, 5/23/30(d)(e)	840,000	840,000
GB AIT Buyer, Inc., 8.75%, 4/30/34(a)	190,000	190,619
		1,030,619
Insurance — 1.2%
HUB International Ltd., 7.375%, 1/31/32(a)	410,000	419,962
Materials — 17.4%
Baffinland Iron Mines Corp., 8.75%, 7/15/26(a)(d)(e)(f)	3,189,000	2,726,595
Northwest Acquisitions ULC, 7.125%, 11/1/22(a)(d)(e)(g)	402,000	—
Polished Metals Limited LLC, 12.70% (SOFR+900 bps), PIK, 3/31/31(b)(d)(e)	1,890,000	1,890,000
	Par Value	Value
CORPORATE BONDS — (Continued)
Materials — (Continued)
SCIH Salt Holdings, Inc., 6.625%, 5/1/29(a)	$ 660,000	$ 655,123
Specialty Steel Holdings, Inc., 12.00%, 11/15/33(d)(e)	990,000	990,000
		6,261,718
Media — 0.1%
McGraw-Hill Education, Inc., 8.00%, 8/1/29(a)	40,000	40,006
Oil & Gas — 0.6%
Hilcorp Energy I LP, 7.25%, 2/15/35(a)	210,000	213,850
Software & Technology Services — 6.2%
AthenaHealth Group, Inc., 6.50%, 2/15/30(a)	800,000	762,661
CoreWeave, Inc., 9.25%, 6/1/30(a)	1,240,000	1,255,193
CoreWeave, Inc., 9.00%, 2/1/31(a)	220,000	218,151
		2,236,005
TOTAL CORPORATE BONDS (Cost $17,778,086)		17,239,048
SENIOR LOANS† — 34.6%
Financial Services — 4.6%
First Eagle Holdings, Inc., Initial Term Loan, 7.20% (SOFR +350 bps), 8/16/32(c)(h)	1,107,641	1,104,107
Saothair T Bailey Acquisition, LLC, Term Loan A, 10.687% (SOFR +700 bps), 12/16/29(c)(d)(e)	572,166	572,166
		1,676,273
Health Care — 6.1%
CVET Midco 2 LP, Initial Term Loan, 8.70% (SOFR +500 bps), 10/13/29(c)	1,922,876	1,809,907
EyeCare Partners, LLC, Tranche B Term Loan, 8.34% (SOFR +471 bps), PIK, 11/30/28(b)(c)	818,413	361,468
EyeCare Partners, LLC, Tranche C Term Loan, 10.48% (SOFR +685 bps), PIK, 11/30/28(b)(c)(e)	67,790	11,355
		2,182,730
Industrial Products — 1.2%
Engineered Machinery Holdings, Inc., Second Lien Amendment No. 3 Incremental Term Loan, 9.961% (SOFR +626 bps), 5/21/29(c)	448,175	447,897

The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Continued)
April 30, 2026
	Par Value	Value
SENIOR LOANS — (Continued)
Industrial Services — 3.1%
DG Investment Intermediate Holdings 2, Inc., 2025 Refinancing Term Loan, 9.152% (SOFR +550 bps), 7/29/33(c)	$ 490,000	$ 486,325
Infinite Bidco, LLC, Second Lien Initial Term Loan, 10.925% (SOFR +726 bps), 3/2/29(c)	474,202	450,492
LaserShip, Inc., Tranche E Term Loan, 5.461% (SOFR +176 bps), PIK, 8/10/29(b)(c)	734,075	176,787
		1,113,604
Insurance — 1.8%
Asurion, LLC, New B-4 Term Loan, 9.017% (SOFR +536 bps), 1/20/29(c)	658,101	659,642
Materials — 11.8%
Arctic Canadian Diamond Company Ltd., Second Lien Term Loan, 4.314% (CORRA +200 bps), PIK, 6/30/26(b)(c)(d)(e)	97,050	9,705
Aruba Investments Holdings, LLC, Second Lien Initial Term Loan, 11.523% (SOFR +785 bps), 11/24/28(c)	2,150,000	1,677,000
IPS/CP Iris Holdco, Initial Term Loan, 10.652% (SOFR +700 bps), 10/27/33(c)(e)	1,020,000	999,600
Plastic Partitions Buyer, First Lien Term Loan, 12.00%, 12/20/30(d)(e)	1,457,680	1,457,680
RLG Holdings, LLC, Second Lien Closing Date Initial Term Loan, 11.425% (SOFR +776 bps), 7/6/29(c)(e)	454,443	110,580
		4,254,565
Media — 4.1%
MH Sub I, LLC, Second Lien Term Loan, 9.902% (SOFR +625 bps), 2/23/29(c)	1,849,974	1,464,180
Sterling Entertainment Enterprises, LLC, 2025 Notes, Second Lien, 17.75% (17.75% Cash / 100% PIK), Senior Loans, 4/16/31(b)(d)(e)(f)	1,267,314	127
		1,464,307
	Par Value	Value
SENIOR LOANS — (Continued)
Technology Hardware & Semiconductors — 1.9%
Altar Bidco, Inc., Second Lien Initial Term Loan, 9.108% (SOFR +560 bps), 2/1/30(c)	$ 730,000	$ 682,550
TOTAL SENIOR LOANS (Cost $15,749,796)		12,481,568
ASSET-BACKED SECURITIES — 8.8%
Balboa Bay Loan Funding Ltd., 2023-1A, ERR, 9.075% (SOFR + 540 bps), 4/20/36(a)(c)	1,000,000	971,786
BBAM US CLO III Ltd., Ser 2023-3A, Class DR, 2023-3A, DR, 8.873% (SOFR + 520bps), 10/15/38(a)(c)	850,000	820,459
RR 26 Ltd., 2023-26A, DR, 8.073% (SOFR + 440 bps), 4/15/38(a)(c)	1,000,000	977,241
Trinitas CLO XXI Ltd., Ser 2022-21A, Class ER, 2022-21A, ER, 9.175% (SOFR + 550bps), 4/20/38(a)(c)	420,000	392,808
TOTAL ASSET-BACKED SECURITIES (Cost $3,264,205)		3,162,294
	Number of Shares
COMMON STOCKS† — 2.2%
Industrial Products — 0.5%
Utex Industries, Inc.(d)(e)*	2,718	164,548
Materials — 1.7%
Arctic Canadian Diamond Co. Ltd.(d)(e)*	134	5,762
Burgundy Diamond Mines Ltd.(d)(e)*	242,800	—
Specialty Steel Holdings, Inc.(d)(e)*	6	610,624
		616,386
TOTAL COMMON STOCKS (Cost $1,137,115)		780,934
PREFERRED STOCKS† — 2.1%
Consumer Discretionary Services — 2.1%
Learning Care Group P/S(d)(e)*	397	749,139
TOTAL PREFERRED STOCKS (Cost $435,930)		749,139

The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Portfolio of Investments (Concluded)
April 30, 2026
	Par Value	Value
WARRANTS † — 0.0%
Consumer Discretionary Services — 0.0%
Learning Care Group Warrant, Strike Price: $0.00, 3/13/30(d)(e)*	$117	$ —
TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS - 95.5% (Cost $38,365,132)		34,412,983
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.5%		1,627,907
NET ASSETS - 100.0%		$ 36,040,890

(a)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2026, these securities amounted to $15,905,661 or 44.13% of net assets.
(b)	Payment-in-kind (“PIK”) security which may pay interest in the form of additional principal amount.
(c)	Variable or floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
(d)	Security is fair valued by the Adviser, in its role as valuation designee, in accordance with the policies established by the Board of Trustees.
(e)	Security is deemed illiquid at April 30, 2026.
(f)	Security deemed to be restricted as of April 30, 2026. As of April 30, 2026, the fair value of restricted securities in the aggregate was $2,726,722, representing 7.57% of the Fund’s net assets. Additional information on restricted securities can be found in Note 1.
(g)	Security is currently in default.
(h)	As of April 30, 2026, the Fund had an unfunded loan commitment of $188,699 with this borrower, which could be extended at the option of the borrower. The unfunded loan commitment, which is not included in the Schedule of Investments and payable for investments purchased, had a market value and unrealized gain of $188,979 and $280, respectively. See Note 7.
†	The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System.
*	Non-income producing.
CLO	Collateralized Loan Obligation
CORRA	Canadian Overnight Repo Rate Average
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment In Kind
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Assets and Liabilities
April 30, 2026
Assets
Investments, at value (Cost $38,365,132)	$34,412,983
Cash and cash equivalents	260,812
Receivables:
Investments sold	1,167,103
Interest	454,303
Investment adviser	37,648
Capital shares sold	29,200
Unfunded loan commitments	280
Prepaid expenses and other assets	3,720
Total Assets	36,366,049
Liabilities
Payables:
Distributions to shareholders	126,212
Audit fees	101,474
Legal fees	51,000
Transfer agent fees	20,733
Administration and accounting fees	11,471
Investments purchased	884
Accrued expenses	13,385
Total Liabilities	325,159
Contingencies and Commitments (Notes 2 and 7)	—
Net Assets	$36,040,890
Net Assets Consisted of:
Paid-in capital	$42,180,699
Total distributable earnings/(loss)	(6,139,809)
Net Assets	$36,040,890
Institutional Class:
Net assets	$36,040,890
Shares outstanding	4,239,169
Net asset value per share	$ 8.50
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Operations
For the Year Ended April 30, 2026
Investment income
Interest	$ 4,523,632
Dividends	9,821
Less: foreign taxes withheld	(6,108)
Total investment income	4,527,345
Expenses
Advisory fees(Note 2)	497,834
Legal fees	211,229
Audit fees	146,354
Transfer agent fees(Note 2)	132,181
Trustees’ and officers’ fees(Note 2)	103,035
Administration and accounting fees(Note 2)	63,940
Shareholder reporting fees	36,378
Registration and filing fees	33,535
Custodian fees(Note 2)	9,987
Other expenses	13,056
Total expenses before waivers and/or reimbursements	1,247,529
Less: waivers and reimbursements(Note 2)	(948,998)
Net expenses after waivers and/or reimbursements	298,531
Net investment income	4,228,814
Net realized and unrealized loss from investments:
Net realized loss from investments	(2,205,114)
Net change in unrealized depreciation on investments	(1,234,016)
Net change in unrealized appreciation on unfunded loan commitments	280
Net realized and unrealized loss on investments	(3,438,850)
Net increase in net assets resulting from operations	$ 789,964
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statements of Changes in Net Assets
	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025
Net increase/(decrease) in net assets from operations:
Net investment income	$ 4,228,814	$ 3,158,602
Net realized losses from investments	(2,205,114)	(146,076)
Net change in unrealized depreciation on investments	(1,233,736)	(2,731,790)
Net increase in net assets resulting from operations	789,964	280,736
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(4,225,859)	(3,158,602)
Net decrease in net assets from dividends and distributions to shareholders	(4,225,859)	(3,158,602)
Increase/(decrease) in net assets derived from capital share transactions	(1,004,964)	14,904,780
Total increase/(decrease) in net assets	(4,440,859)	12,026,914
Net assets
Beginning of year	40,481,749	28,454,835
End of year	$ 36,040,890	$40,481,749
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Statement of Cash Flow
For the year ended April 30, 2026
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 789,964

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(21,303,050)
Proceeds from disposition of long-term portfolio investments	21,280,872
Net accretion and amortization of discount/premium on investment securities	(518,204)
Net realized loss from investments	2,205,114
Net change in unrealized depreciation on investments	1,234,016
Net change in unrealized appreciation on unfunded loan commitments	(280)
Increase in receivable for investments sold	(1,167,103)
Decrease in interest receivable	19,567
Increase in receivable from investment adviser	(11,773)
Increase in prepaid expenses and other assets	(951)
Decrease in payable for investments purchased	(1,197,866)
Decrease in administration and accounting fees payable	(5,307)
Decrease in audit fees payable	(32,176)
Increase in legal fees payable	50,017
Decrease in accrued expense payable	(630)
Decrease in transfer agent payable	(8,282)
Decrease in custodian fee payable	(31)
Decrease in shareholder reporting fee payable	(1,382)
Net cash provided by operating activities	1,332,515
Cash flows from financing activities:
Proceeds from sale of common stock	4,347,837
Payment of dividends and distributions to common stockholders	(1,188,764)
Payment of shares repurchased through tender offer	(8,325,135)
Net cash used in financing activities	(5,166,062)
Net decrease in cash and cash equivalents	(3,833,547)
Cash and cash equivalents:
Beginning of year	$ 4,094,359
End of year	$ 260,812

Supplemental disclosure of cash flow information:
Reinvestment of dividends	$ 3,003,016
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2026	For the Year Ended April 30, 2025	For the Period Ended April 30, 2024*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 9.26	$ 10.03	$ 10.00
Net investment income(1)	0.95	0.93	0.68
Net realized and unrealized gain/(loss) on investments	(0.76)	(0.77)	0.03
Total from investment operations	0.19	0.16	0.71
Dividends and distributions to shareholders from:
Net investment income	(0.95)	(0.93)	(0.68)
Net asset value, end of year/period	$ 8.50	$ 9.26	$ 10.03
Total investment return(2)	2.07%	1.47%	7.30%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$36,041	$40,482	$28,455
Ratio of expenses to average net assets	0.75%	0.75%	0.75% (3)(4)
Ratio of expenses to average net assets without waivers and/or reimbursements(5)	3.13%	3.89%	6.58% (3)(4)
Ratio of net investment income to average net assets	10.62%	9.48%	10.04% (3)
Portfolio turnover rate	56%	27%	21% (6)

*	Commencement of operations on August 28, 2023.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	Organizational and offering costs were not annualized in the calculation of the ratios.
(5)	During the period, certain fees were waived. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.
The accompanying notes are an integral part of the financial statements.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements
April 30, 2026
1. Organization and Significant Accounting Policies
Polen Credit Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on February 13, 2023, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company that operates as an “interval fund.” The Fund offers Institutional Class shares.
The Fund's registration statement under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”) was declared effective on August 21, 2023. The Fund commenced investment operations on August 28, 2023. Simultaneous with the commencement of the Fund’s investment operations, Polen DDJ Strategic Income Plus Fund, L.P. (the “Predecessor Fund”), a Delaware limited partnership, reorganized with and transferred substantially all its assets and remaining liabilities into the Fund in exchange for 2,618,643 Institutional Class shares valued at $26,186,426 (the “Reorganization”). The Reorganization was accomplished at the close of business on August 25, 2023. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 5). Except as permitted by the Fund’s structure, no shareholder will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
The Fund’s investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in high yield credit instruments, with a focus on “middle market” issuers in the United States and, to a lesser extent, Canada and Latin America. The Fund invests its assets primarily in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below), including high yield bonds and first and second lien loans of non-investment grade borrowers (“bank loans”). The Fund may invest in the debt securities of stressed and distressed issuers. The Fund also may invest in privately-negotiated debt instruments. The Fund may invest in certain collateralized products, such as collateralized loan obligations and collateralized debt obligations, backed by corporate loans issued to primarily U.S. obligors. The Fund may also make investments across the Latin American private corporate debt spectrum, including in direct lending and other alternative credit investments primarily denominated in U.S. dollars. Under normal conditions, the Fund invests at least 80% of its Managed Assets in credit instruments and other investments with similar economic characteristics, including convertible debt. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). As used herein, “Latin America” means Mexico and Puerto Rico as well as all countries in Central America, South America and the Caribbean. Although not a principal investment strategy, the Fund may invest up to 20% of its Managed Assets in other securities and instruments including, without limitation: equity securities, including equity securities of issuers that are related to the Fund’s investments in credit instruments, such as common stock and preferred stock (including warrants or other rights to acquire common or preferred stock) and cash equivalents and money market funds for the temporary investment of cash.
The Fund is considered an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation –The Polen Credit Opportunities Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. The Fund’s fixed income securities and floating rate loans are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
Securities that do not have a readily available current market value are valued by the Fund’s investment adviser, Polen Capital Credit, LLC (“Polen Credit" or the “Adviser”), as “valuation designee” under the oversight of the Board of Trustees. The Adviser has adopted policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
available. In the event that market quotes are not readily available and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Fund’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Adviser’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.
Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and determine whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — unadjusted quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Adviser’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The valuations for corporate bonds and senior loans are typically the prices supplied by independent third-party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third-party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
The following is a summary of the inputs used, as of April 30, 2026, in valuing the Fund's investments carried at fair value:
	Total Value at 04/30/26	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Corporate Bonds
Materials	$ 6,261,718	$ —	$ 655,123	$ 5,606,595
Consumer Discretionary Services	2,876,559	—	2,876,559	—
Consumer Discretionary Products	2,723,435	—	2,723,435	—
Software & Technology Services	2,236,005	—	2,236,005	—
Industrial Services	1,030,619	—	190,619	840,000
Health Care Services	775,681	—	—	775,681
Industrial Products	661,213	—	661,213	—
Insurance	419,962	—	419,962	—
Oil & Gas	213,850	—	213,850	—
Media	40,006	—	40,006	—
Senior Loans
Materials	4,254,565	—	2,787,180	1,467,385
Health Care	2,182,730	—	2,182,730	—
Financial Services	1,676,273	—	1,104,107	572,166
Media	1,464,307	—	1,464,180	127
Industrial Services	1,113,604	—	1,113,604	—
Technology Hardware & Semiconductors	682,550	—	682,550	—
Insurance	659,642	—	659,642	—
Industrial Products	447,897	—	447,897	—
Asset-Backed Securities	3,162,294	—	3,162,294	—
Common Stocks
Materials	616,386	—	—	616,386
Industrial Products	164,548	—	—	164,548
Preferred Stocks
Consumer Discretionary Services	749,139	—	—	749,139
Warrants
Consumer Discretionary Services	—	—	—	— *
Total Assets	$ 34,412,983	$ —	$ 23,620,956	$ 10,792,027

*	Current value is $0.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
The following is a reconciliation of assets in which Level 3 inputs were used in determining value:
Asset Type	Corporate Bonds	Senior Loans	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of April 30, 2025	$ 2,143,970	$ 1,917,677	$ 989,122	$733,656	$—*	$ 5,784,425
Purchases	4,565,353	1,616,978	—	—	—	6,182,331
Sales	(2,238,392)	(409,970)	—*	—	—	(2,648,362)
Accrued discounts	86,343	2,588	—	—	—	88,931
Realized gain	83	5,742	(347,780)	—	—	(341,955)
Net change in unrealized appreciation/(depreciation)	(126,917)	(1,093,337)	133,993	15,483	—	(1,070,778)
Transfers in to Level 3**	2,791,836	—	5,599	—	—	2,797,435
Transfers out of Level 3**	—	—	—	—	—	—
Balance as of April 30, 2026	$ 7,222,276	$ 2,039,678	$ 780,934	$749,139	$—*	$10,792,027
Net change in unrealized appreciation/(depreciation) on investments held at April 30, 2026	$ (126,917)	$(1,093,337)	$(213,787)	$ 15,483	$—	$ (1,418,558)

* Current value is $0.
** Transfers are calculated on the beginning of period values. During the year ended April 30, 2026, a security valued at $5,599 was transferred from Level 1 to Level 3 and a security valued at $2,791,836 was transferred from Level 2 to Level 3 due to valuing the security using unobservable inputs. There were no other transfers between Levels 1, 2 and 3.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.
Asset Class	Value as of 4/30/26	Valuation Technique	Unobservable Inputs	Range (Weighted Average)	Issuer (Weighted Average)
Corporate Bonds & Notes	$ 7,222,276	Yield Analysis	Yield to Maturity / Worst	10.2% - 15.5%	12.75%

		Recovery Analysis*	Recovery Value	$86.06	N/A

			Weight ascribed to approach	90%

Bank Loans	2,039,678	Yield Analysis	Yield to Maturity / Worst	10.7% - 12%	11.63%

		Recovery Analysis	Recovery Value	$0.01 - $10	N/A

Common Stock	780,934	Market Approach	EBITDA Multiple	8.6x - 9.5x	8.81x

		DCF Analysis	Discount Rate	14.5% - 20.1%	18.9%

			Terminal Multiple	5.5x - 7x	5.82x

		Recovery Analysis	Recovery Value	$43.00	N/A

Preferred Stock	749,139	Market Approach	EBITDA Multiple	8.7x	8.7x

		DCF Analysis	Discount Rate	11.5%	11.5%

Warrants	—	Intrinsic value	Strike price per share value	$1,678	N/A

			Per share value (fully diluted)	$475.39	N/A
Total Level 3 Investments	$10,792,027
* The remaining 10% was attributable to observable inputs.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund has an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
The Fund has a fundamental policy with respect to industry concentration that it will not invest 25% or more of the value of the Fund's assets in securities of issuers in any one industry. Since inception the Fund has utilized BICS at the sub-industry level for defining industries for purposes of monitoring compliance with its industry concentration policy. However, at times, the Fund may utilize other industry classification systems such as Morningstar Global Equity Classification System, ICE BofA, or Global Industry Classification Standard, as applicable, for other purposes.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is recorded on the accrual basis, using the effective yield method. Interest income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest income. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on income, a portion of which may be recoverable. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund applies for refunds where available. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments, which represent a future obligation in full, may obligate the Fund to supply additional cash to the borrower on demand. The Fund may receive a commitment fee based on the undrawn portion of an unfunded loan commitment. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating interest rate obligation by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.
Cash and Cash Equivalents — Cash and cash equivalents, if any, include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryforwards are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of the Fund's debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or seek bankruptcy protection. Securities such as high-yield bonds, e.g., bonds with low credit ratings by Moody's (Ba or lower) or Standard & Poor's (BB and lower) or if unrated are of comparable quality as determined by the Adviser, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
Senior Loans — The Fund invests in senior loans and other floating rate investments. Senior loans typically are rated below investment grade. Below investment grade securities, including senior loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. These securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a senior loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many senior loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateralized Loan Obligations and Collateralized Debt Obligations — The Fund may invest in certain collateralized products, such as collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”), backed by corporate loans issued to primarily U.S. obligors. The Fund primarily expects to invest in the senior and mezzanine tranches of CLOs that are backed by corporate loans made to companies, but may from time to time invest in the equity tranches of such CLOs. The Fund expects this aspect of its strategy to focus on CLO investments sourced from the secondary market. CLOs are typically backed by a portfolio of senior secured loans.
Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.
Restricted Securities — Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser pursuant to the Fund’s fair value policy, subject to oversight by the Board of

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
Trustees. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act . It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.
The securities listed below are restricted from resale as of April 30, 2026:
	Security Type	Acquisition Date	Cost	Value
Baffinland Iron Mines Corp.*	Corporate Bonds	06/02/2020	$ 3,170,598	$ 2,726,595
Sterling Entertainment Enterprises, LLC*	Senior Loans	12/27/2017	1,267,314	127
				$ 2,726,722

*	The Fund commenced investment operations on August 28, 2023. Simultaneous with the commencement of the Fund’s investment operations, Polen DDJ Strategic Income Plus Fund, L.P. (the “Predecessor Fund”), a Delaware limited partnership, reorganized with and transferred substantially all its assets and remaining liabilities into the Fund. The acquisition date listed is the original acquisition date by the Predecessor Fund.
Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.
Private Placement Securities — The Fund may invest in private placement securities, which are considered restricted. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security may agree to register such securities for resale either upon demand by the Fund or in connection with another registered offering of the securities. The Fund’s restricted securities are valued in accordance with the valuation policies and procedures established by the valuation designee. Although restricted securities can be resold in private or exempt transactions, the prices realized on such transactions could differ from the restricted securities’ current estimated fair market values.
Segment Reporting — In accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, the Trust has evaluated its business activities and determined that it operates as a single reportable segment.
The Chief Operating Decision Maker (“CODM”) is the Chief Executive Officer of the Adviser and the Principal Executive Officer (“PEO”) and the Principal Financial Officer (“PFO”) of the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in the prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund's financial statements.
Income Taxes — The Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures (“ASU 2023-09”), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Management has reviewed the impact of the new standard and concludes there is no material impact to the Fund's financial position or the results of its operations as of April 30, 2026; and therefore, no additional related disclosures were included in these financial statements.
2. Transactions with Related Parties and Other Service Providers
The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund (the “Management Agreement”). The Management Agreement provides for the Fund to pay an annual fee, payable monthly by the Fund, in an amount equal to 1.25% of the Fund's average daily Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes). The Adviser has contractually agreed to waive its fees and/or reimburse

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
expenses to the extent necessary to ensure that total annual fund operating expenses (excluding distribution and service fees, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2026, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser with respect to the Fund for a three-year period following the date of such fee waiver and/or expense reimbursement, to the extent the Fund's total annual operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement.
As of April 30, 2026, the amount of potential recovery was as follows:
04/30/2027	04/30/2028	04/30/2029	Total
$1,202,866	$1,045,918	$948,998	$3,197,782
For the year ended April 30, 2026, the Adviser earned advisory fees of $497,834 and waived and/or reimbursed fees of $948,998.
The Fund has not recorded a commitment or contingent liability at April 30, 2026.
Other Service Providers
The Bank of New York Mellon (“BNY”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Fund has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in transfer agent fees in the Statements of Operations.
Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Fund and the Underwriter.
Trustees and Officers
The Fund is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Fund. An employee of BNY serves as the Secretary of the Fund and is not compensated by the Fund.
Prior to July 31, 2025, JW Fund Management LLC (“JWFM”) provided a PEO and PFO to the Fund. Effective August 1, 2025, Tidal ETF Services LLC (“Tidal”) provides a PEO and PFO to the Fund. Chenery Compliance Group, LLC (“Chenery”) provides the Fund with a Chief Compliance Officer and an Anti-Money Laundering Officer. Tidal and Chenery are compensated for their services provided to the Fund. JWFM was compensated for its services provided to the Fund through July 31, 2025.

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
3. Investment in Securities
For the year ended April 30, 2026, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:
	Purchases	Sales
Investment Securities	$21,303,050	$21,280,872
The Fund is permitted to purchase or sell securities, which have a readily available market quotation, from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees. The procedures have been designed to provide assurances that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effective at the current market price.
For the year ended April 30, 2026, the Funds did not engage in purchase or sale of securities with affiliated funds under Rule 17a-7.
4. Capital Share Transactions
For years ended April 30, 2026 and 2025, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended April 30, 2026		For the Year Ended April 30, 2025
	Shares	Amount	Shares	Amount
Institutional Class
Sales	464,750	$ 4,317,155	1,496,431	$14,555,107
Reinvestments	336,865	3,003,016	277,261	2,709,242
Repurchase Offers	(932,361)	(8,325,135)	(241,854)	(2,359,569)
Net increase/(decrease)	(130,746)	$(1,004,964)	1,531,838	$14,904,780

Significant Shareholders
As of April 30, 2026, the Fund had shareholders that held 10% or more of the total outstanding shares of the Fund. Transactions by these shareholders may have a material impact on the Fund.
Affiliated Shareholders	40%
Non-affiliated Shareholder	16%
5. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding common shares, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund will make repurchase offers every three months. Although the Fund's policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding common shares at NAV, subject to approval of the Board of Trustees. Repurchase offers in excess of 5% are

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Continued)
April 30, 2026
made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers, investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis. During the year ended April 30, 2026, repurchase offers made by the Fund were as follows:
Commencement Date	Expiration Date	Repurchase Pricing Date	Share Class	Total Shares Tendered	Total Shares Repurchased	Repurchase Price
5/30/25	7/1/25	7/1/25	Institutional Class	252,647	252,647 *	$9.37
8/29/25	10/1/25	10/1/25	Institutional Class	341,257	231,406 **	$9.17
11/28/25	1/2/26	1/2/26	Institutional Class	383,057	226,847 **	$8.66
2/27/26	4/1/26	4/1/26	Institutional Class	820,528	221,461 **	$8.45

* The repurchase offer expiring July 1, 2025 was oversubscribed and the Fund elected to repurchase the full amount requested by shareholders.
** The repurchase offer was oversubscribed such that proration of repurchase requests was required.
6. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. These temporary differences are primarily due to tax adjustments on defaulted bonds, IRC 362(e) basis adjustment outstanding, and capital loss carryforwards. For the year ended April 30, 2026, there was no reclassification between the components of net assets.
For the period ended April 30, 2026, the tax character of distributions paid by the Fund was $4,225,859 of ordinary income dividends. For the period ended April 30, 2025, the tax character of distributions paid by the Fund was $3,158,602 of ordinary income dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.
As of April 30, 2026, the components of distributable earnings  on a tax basis were as follows:
	Capital Loss Carryforwards	Undistributed Ordinary Income	Distributions Payable	Unrealized Appreciation/ (Depreciation)
Polen Credit Opportunities Fund	$(2,503,236)	$142,351	$(126,212)	$(3,652,712)

POLEN CREDIT OPPORTUNITIES FUND
Notes to Financial Statements (Concluded)
April 30, 2026
As of April 30, 2026, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
$38,065,975	$1,080,718	$(4,733,710)	$(3,652,992)
Accumulated capital losses represent net capital loss carryforwards as of April 30, 2026  that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2026, the Fund had capital loss carryforward of $2,503,236, of which $584,621 are short-term losses and $1,918,615 are long-term losses and have an unlimited period of capital loss carryforward.
7. Commitments and Contingencies
The Fund may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on the good faith judgement of the Adviser, that such bridge facilities will not ever fund. As of April 30, 2026, there were no outstanding bridge facility commitments.
Unfunded Loan Commitments — The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by a Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investments. Unfunded loan commitments are included in the Portfolio of Investments. As of April 30, 2026, the Fund had unfunded loan commitments of $188,699 (see details in the Portfolio of Investments).
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On May 29, 2026, the Fund commenced an offer to repurchase 5% of its outstanding shares as of July 1, 2026. At the time of this report mailing, the results of the offer were not known.
Management has evaluated, and has determined, there are no additional subsequent events.

POLEN CREDIT OPPORTUNITIES FUND
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Polen Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Polen Credit Opportunities Fund (the "Fund") as of April 30, 2026, the related statements of operations and cash flows for the year ended April 30, 2026, the statements of changes in net assets for each of the two years in the period ended April 30, 2026, including the related notes, and the financial highlights for each of the two years ended April 30, 2026 and for the period August 28, 2023 (commencement of operations) through April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2026 and the financial highlights for each of the two years ended April 30, 2026 and for the period August 28, 2023 (commencement of operations) through April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2026 by correspondence with the custodian, issuers, agent banks and brokers; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 26, 2026
We have served as the auditor of one or more investment companies managed by Polen Capital Management, LLC since 2011.

POLEN CREDIT OPPORTUNITIES FUND
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2026, the Fund paid $4,225,859 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 96.50%.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2026. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2027.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

POLEN CREDIT OPPORTUNITIES FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-833-996-2518 and on the Securities and Exchange Commission's (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Board Considerations with Respect to the Investment Advisory Agreement with Polen Capital Credit, LLC
At an in-person meeting held on March 9, 2026 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Polen Credit Opportunities Fund (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement between Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) and the Trust (the “Agreement”) on behalf of the Trust.
In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by the Adviser in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Polen Credit 15(c) Response”) regarding (i) the services performed by Polen Credit for the Trust, (ii) the composition and qualification of Polen Credit’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Trust, (iv) investment performance of the Trust’s strategy, (v) the financial condition of Polen Credit, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Trust and other clients; (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and (ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen Credit’s ability to service the Trust.
The Board considered additional information provided by representatives from Polen Credit invited to participate in the Meeting regarding Polen Credit’s history, performance, investment strategy, and compliance program. Representatives of Polen Credit responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to various factors. After deliberating, the Trustees determined that the overall arrangement between the Trust and Polen Credit, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.
Based on the Polen Credit 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Polen Credit are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services is consistent with industry norms, (iii) the Trust is likely to benefit from the provision of those services, and (iv) Polen Credit has sufficient personnel, with the appropriate skills and experience, to serve the Trust effectively and has demonstrated its continuing ability to attract and retain qualified personnel.
The Board discussed Polen Credit’s business continuity plan, and its ability to continue to manage the Trust effectively in light of volatility in the financial markets.
The Trustees considered the Trust's investment performance for the one-year and since-inception periods, on an absolute basis and compared to benchmark indices and similar funds and accounts managed by Polen Credit. The Trustees noted that, while the

POLEN CREDIT OPPORTUNITIES FUND
Other Information (Concluded)
(Unaudited)
Fund generally underperformed relevant indices and peers, the Adviser provided appropriate rationales relating to the attribution of areas of underperformance and outperformance as compared to the foregoing.
The Trustees also considered information regarding Polen Credit’s advisory fees and an analysis of the fees in relation to the delivery of services to the Trust and any other ancillary benefit resulting from Polen Credit’s relationship with the Trust. The Trustees considered the fees that Polen Credit charges to its private funds and separately managed accounts and evaluated the explanations provided by Polen Credit as to differences in fees charged to the Trust. The Trustees evaluated information provided by Polen Credit indicating the advisory fee for the Trust is within the normal range of fees and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fees and services provided by Polen Credit are consistent with those of other advisers which manage interval funds with investment objectives, strategies and policies similar to those of the Trust based on the information provided at the Meeting.
The Trustees considered the costs of the services provided by Polen Credit, the compensation and benefits received by Polen Credit in providing services to the Trust, Polen Credit’s profitability and certain additional information related to the financial condition of Polen Credit. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Polen Credit.
The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Trust grows, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Trust increase because fixed expenses will be spread across a larger asset base. Because of the Trust's relatively limited operations to date, and given that the Trust has a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.
At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the renewal of the Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

POLEN CREDIT OPPORTUNITIES FUND
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within the Fund and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, the Fund and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at 1-833-996-2518.

POLEN CREDIT OPPORTUNITIES FUND
Fund Management
(Unaudited)
The Fund is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Fund’s shareholders and to provide management oversight of the Fund.
The following tables present certain information regarding the Board of Trustees and officers of the Fund. None of the Trustees are an “interested person” of the Fund, the Adviser, another investment adviser of a series of the Fund, or the Distributor, within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Fund serve as officers of the Fund; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Fund’s business is 103 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Each Trustee and officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling 1-833-996-2518.
Name (Year of Birth)	Position(s) Held (Length of Time served)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5Years
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN (Born 02/1949)	Trustee (since inception)	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	24	FundVantage Trust (registered investment company with 23 portfolios); Optimum Fund Trust (registered investment company with 6 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
IQBAL MANSUR (Born 06/1955)	Trustee (since inception)	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	24	FundVantage Trust (registered investment company with 23 portfolios); Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NICHOLAS M. MARSINI, JR. (Born 08/1955)	Trustee and Chairman (since inception)	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	24	FundVantage Trust (registered investment company with 23 portfolios); Brinker Capital Destinations Trust (registered investment company with 10 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
NANCY B. WOLCOTT (Born 11/1954)	Trustee (since inception)	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	24	FundVantage Trust (registered investment company with 23 portfolios); Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).

POLEN CREDIT OPPORTUNITIES FUND
Fund Management (Concluded)
(Unaudited)
Name (Year of Birth)	Position(s) Held (Length of Time served)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5Years
STEPHEN M. WYNNE (Born 01/1955)	Trustee (since inception)	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	24	FundVantage Trust (registered investment company with 23 portfolios); Copeland Trust (registered investment company with 3 portfolios). Third Avenue Trust (registered investment company with 4 portfolios); Third Avenue Variable Series Trust (registered investment company with 1 portfolio).
Name (Year of Birth)	Position(s) Held with Trust	Year Elected	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS (Born 01/1963)	President and Chief Executive Officer	Since inception	Senior Vice President of Board Management of Tidal ETF Services LLC since August 2025; President of JW Fund Management LLC from June 2016 to July 2025; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO (Born 08/1984)	Treasurer and Chief Financial Officer	Since inception	Vice President of Board Management of Tidal ETF Services LLC since August 2025; Consultant from October 2020 to July 2025; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES (Born 01/1957)	Vice President	Since inception	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE (Born 06/1968)	Assistant Treasurer	Since inception	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO (Born 04/1972)	Secretary	Since inception	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING (Born 11/1970)	Chief Compliance Officer and Anti-Money Laundering Officer	Since inception	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

Investment Adviser
Polen Capital Credit, LLC
1075 Main Street
Suite 320
Waltham, MA 02451
Administrator
The Bank of New York Mellon
103 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
118 Flanders Road
Westborough, MA 01581
Principal Underwriter
Foreside Funds Distributors LLC
190 Middle Street Suite 301
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
PCO-0426

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an Exhibit.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees of the Registrant currently is comprised of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $143,650 the fiscal year ending April 30, 2026 and $160,068 the fiscal year ending April 30, 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 the fiscal year ending April 30, 2026 and $0 for the fiscal year ending April 30, 2025.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 the fiscal year ending April 30, 2026 and $0 for the fiscal year ending April 30, 2025.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 the fiscal year ending April 30, 2026 and $0 for the fiscal year ending April 30, 2025.

(e)(1)

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, an investment adviser to the Registrant or any entity controlling, controlled by, or under common control with an investment adviser to the Registrant (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $162,223 the fiscal year ending April 30, 2026 and $148,742 for the fiscal year ending April 30, 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At an in-person meeting held on March 9, 2026 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Polen Credit Opportunities Fund (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the Investment Advisory Agreement between Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) and the Trust (the “Agreement”) on behalf of the Trust.

In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by the Adviser in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Polen Credit 15(c) Response”) regarding (i) the services performed by Polen Credit for the Trust, (ii) the composition and qualification of Polen Credit’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Trust, (iv) investment performance of the Trust’s strategy, (v) the financial condition of Polen Credit, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Trust and other clients; (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and (ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen Credit’s ability to service the Trust.

The Board considered additional information provided by representatives from Polen Credit invited to participate in the Meeting regarding Polen Credit’s history, performance, investment strategy, and compliance program. Representatives of Polen Credit responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to various factors. After deliberating, the Trustees determined that the overall arrangement between the Trust and Polen Credit, as provided by the terms of the Agreement, including the advisory fees under the Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.

Based on the Polen Credit 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided by Polen Credit are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services is consistent with industry norms, (iii) the Trust is likely to benefit from the provision of those services, and (iv) Polen Credit has sufficient personnel, with the appropriate skills and experience, to serve the Trust effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

The Board discussed Polen Credit’s business continuity plan, and its ability to continue to manage the Trust effectively in light of volatility in the financial markets.

The Trustees considered the Trust’s investment performance for the one-year and since-inception periods, on an absolute basis and compared to benchmark indices and similar funds and accounts managed by Polen Credit. The Trustees noted that, while the Fund generally underperformed relevant indices and peers, the Adviser provided appropriate rationales relating to the attribution of areas of underperformance and outperformance as compared to the foregoing.

The Trustees also considered information regarding Polen Credit’s advisory fees and an analysis of the fees in relation to the delivery of services to the Trust and any other ancillary benefit resulting from Polen Credit’s relationship with the Trust. The Trustees considered the fees that Polen Credit charges to its private funds and separately managed accounts and evaluated the explanations provided by Polen Credit as to differences in fees charged to the Trust. The Trustees evaluated information provided by Polen Credit indicating the advisory fee for the Trust is within the normal range of fees and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fees and services provided by Polen Credit are consistent with those of other advisers which manage interval funds with investment objectives, strategies and policies similar to those of the Trust based on the information provided at the Meeting.

The Trustees considered the costs of the services provided by Polen Credit, the compensation and benefits received by Polen Credit in providing services to the Trust, Polen Credit’s profitability and certain additional information related to the financial condition of Polen Credit. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Polen Credit.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Trust grows, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Trust increase because fixed expenses will be spread across a larger asset base. Because of the Trust’s relatively limited operations to date, and given that the Trust has a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.

At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved the renewal of the Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees of the Registrant has adopted the proxy voting procedures of Polen Capital Credit, LLC (the “Adviser”), the investment adviser to the Registrant and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Registrant to the Adviser, subject to the Board of Trustees’ continuing oversight. In exercising its voting obligations, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the Registrant, and for the purpose of providing benefits to the Registrant. The Adviser will consider the factors that could affect the value of the Registrant’s investment in its determination on a vote.

The Adviser has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting procedures address these considerations and establish a framework for consideration of a vote that would be appropriate for the Registrant. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing such common or routine matters.

The Adviser’s proxy voting procedures establish a protocol for voting of proxies in cases in which the Adviser or an affiliated entity has an interest that is reasonably likely to be affected by a proxy to be voted on behalf of the Registrant or that could compromise the Adviser’s independence of judgment and action in voting the proxy in the best interest of the Registrant’s shareholders. The Adviser believes that consistently voting in accordance with its stated guidelines will address most conflicts of interest, and to the extent any deviation of such guidelines occurs it will be carefully assessed by a securities review committee to determine if a conflict of interest exists, and if a material conflict of interest exists, the committee will determine an appropriate resolution, which may include consultation with management or Trustees of the Registrant, analyses by independent third parties, or other means necessary to ensure and demonstrate the proxy was voted in the best interests of shareholders. The Registrant is required to file annually its proxy voting record on Form N-PX with the SEC. Form N-PX is required to be filed by August 31 of each year and when filed will be available by request by calling the Registrant at 1-833-996-2518 or on the SEC’s website at www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, the Registrant is managed by a team of investment professionals comprised of Benjamin J. Santonelli and John W. Sherman.

Mr. Santonelli, a portfolio manager at the Adviser, serves as the lead portfolio manager of the Registrant. As lead portfolio manager, Mr. Santonelli has ultimate authority and responsibility for all investment decisions for the Registrant. Mr. Santonelli joined Polen Credit in 2004 and has more than 22 years of experience in sourcing, analyzing, and managing investments across a variety of industries. Mr. Santonelli serves as co-portfolio manager of the Adviser’s U.S. Opportunistic High Yield, Credit Opportunities, and Bank Loan strategies. He is also a member of the Adviser’s Investment Review Committee. Mr. Santonelli serves as a member of the board of directors of a portfolio company held by certain funds and accounts managed by the Adviser. Mr. Santonelli received his B.A. from Amherst College.

Mr. Sherman, another portfolio manager at the Adviser, serves as a portfolio manager of the Registrant. Mr. Sherman joined Polen Credit in 2007 and has more than 22 years of corporate finance and investment experience. Mr. Sherman serves as co-portfolio manager of the Adviser’s U.S. Opportunistic High Yield, Bank Loan, and Credit Opportunities strategies. He is also a member of the Adviser’s Investment Review Committee. Mr. Sherman graduated magna cum laude with a B.B.A. from the University of Notre Dame.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of April 30, 2026, the Portfolio Managers managed or were members of the management team for the following client accounts other than the Registrant:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (millions)
Benjamin J. Santonelli	Other Registered Investment Companies (1)	6	$856.91	0	$0
	Other Pooled Investment Vehicles (2)	1	$144.34	0	$0
	Other Accounts (3)	17	$3,704.42	5	$1,238.88
John W. Sherman	Other Registered Investment Companies (1)	6	$856.91	0	$0
	Other Pooled Investment Vehicles (2)	1	$144.34	0	$0
	Other Accounts (3)	17	$3,704.42	5	$1,238.88

(1)

Represents the Adviser’s mutual fund portfolios (either advised or sub-advised) that are registered with the SEC. Two legacy sub-advised mutual fund portfolios that remain in wind down as of April 30, 2026 and with de minimis assets under management have been excluded.

(2)	Represents the Adviser’s proprietary commingled vehicles (excluding any funds managed by the Adviser on behalf of a single investor or affiliated group of investors).

(3)

Represents the Adviser’s separately managed portfolios that are not advised or sub-advised for registered investment companies (as well as funds managed by the Adviser on behalf of a single investor or an affiliated group of investors). Legacy accounts presently in winddown and with insignificant assets under management have been excluded.

Potential Conflicts of Interests

The Adviser and its affiliates currently, and may in the future, advise other funds and clients with investment objectives that are the same as or similar to those of the Registrant or which may invest in the same securities as the Registrant or related securities and may compete with the Registrant for the same investment opportunities, which may be limited. Through the course of advising and investing for these other clients, it is possible for conflicts of interest to arise that may adversely impact the Registrant. The Adviser may, from time to time, be presented with investment opportunities that fall within the Registrant’s investment objectives and the investment objectives of one or more similar clients. While the Adviser will seek to manage such potential conflicts of interest in good faith, there may be situations in which the interests of the Registrant with respect to a particular investment or other matter conflict with the interests of one or more similar clients, the Adviser or one or more of their respective affiliates.

In certain instances from time to time, the Registrant may own one class of securities of an issuer and the Adviser’s other clients own a different class of securities of the same issuer where it is anticipated that the Registrant and/or other client will be active participants in a likely financial restructuring. In such instances, the Adviser would endeavor to mitigate any potential or actual conflicts of interest by treating each of its clients in as fair and equitable a manner as possible in light of the particular facts and circumstances. The actions taken by the Adviser on behalf of the Registrant are expected to vary based on the particular facts and circumstances surrounding each investment by the Registrant and one or more other clients in different classes, series or tranches of an issuer’s capital structure, and, as such, shareholders should expect some degree of variation, and potential inconsistency, in the manner in which potential or actual conflicts are addressed.

With respect to the allocation of investments for the Registrant and other clients, the Adviser shall act in accordance with its initial order and allocation guidelines. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Registrant and other accounts, the Registrant receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

The 1940 Act imposes significant limits on co-investments with affiliates of the Registrant. The Adviser and the Registrant have received an exemptive order from the SEC that expands the Registrant’s ability to co-invest alongside its affiliates in privately negotiated portfolio investments. However, the SEC exemptive order contains certain conditions that may limit or restrict the Registrant’s ability to participate in a portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Registrant and the other accounts managed by the Adviser. In such cases, the Registrant may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser compensates the Registrant’s portfolio managers for management of the Registrant as well as all of the other funds and accounts managed by the Adviser that are subject to the portfolio managers’ management. Each portfolio manager’s compensation consists of (i) a base salary, (ii) a year-end bonus, and (iii) awards of equity-like (“phantom”) interests in the Adviser, entitling each portfolio manager to an additional distribution based on the revenue and/or profits of the Adviser and/or its parent company. The Adviser’s compensation strategy is to provide each portfolio manager with a reasonable base salary commensurate with their responsibility together with a performance bonus award. Total compensation of the Fund’s portfolio managers is not directly related to the Fund’s performance.

(a)(4)	Disclosure of Securities Ownership

As of April 30, 2026, the dollar range of equity securities of the Registrant beneficially owned by each Portfolio Manager was:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Benjamin J. Santonelli	$100,001-$500,000
John W. Sherman	$100,001-$500,000

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Polen Credit Opportunities Fund

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date: July 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date: July 9, 2026

By (Signature and Title)*	/s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and
Chief Financial Officer
(principal financial officer)

Date: July 9, 2026

* Print the name and title of each signing officer under his or her signature.